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                                                                   Exhibit 10.68

                                                                  CONFORMED COPY


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


                This First Amendment To Employment Agreement ("Amendment") is entered into as of the 27th day of June, 1995 by and between DQE, Inc. (hereinafter called "DQE"), a Pennsylvania corporation, Duquesne Light Company (hereinafter called the "Company" and together with DQE sometimes hereinafter called the "Employers"), a Pennsylvania corporation and a wholly-owned subsidiary of DQE,

                                     a
                                       n
                                        d

                David D. Marshall, an individual residing in Allegheny County, Pennsylvania (hereinafter called the "Executive");

                             W I T N E S S E T H:

                WHEREAS, the Employers and the Executive entered into that certain Employment Agreement, dated as of August 30, 1994 (the "Employment Agreement"); and

                WHEREAS, the parties acknowledge that it is necessary and appropriate to amend the Employment Agreement to in certain respects as hereinafter set forth;

                NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                1. Position Titles. Paragraph 1(a) of the Employment Agreement
                   ---------------
is amended and restated to read in its entirety as follows:

                            (a) Employment. DQE hereby offers to employ the
                                ----------
           Executive as the Executive Vice President of DQE, and the Company hereby offers to employ the Executive as the President and Chief Operating Officer of the Company, and the Executive hereby accepts such employment with DQE and the Company, for the term set forth in Paragraph 1(b).

                2. Duties. Paragraph 2 of the Employment Agreement is amended
                   ------
and restated to read in its entirety as follows:

                            2. Duties. During the period of employment as
                               ------
           provided in Paragraph 1(b) hereof, the Executive shall serve as Executive Vice President of DQE and as President and Chief Operating Officer of the Company and perform all duties
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consistent with such positions at the direction of the Chief Executive Officer of DQE and the Company or such other person not below the rank of President as such Chief Executive Officer may designate. The Executive shall devote his entire time during reasonable business hours (reasonable sick leave and vacations excepted) and best efforts to fulfill faithfully, responsibly and satisfactorily his duties hereunder.

                3. Effect of Amendment. Except as expressly modified hereunder,
                   -------------------
the Employment Agreement shall remain in full force and effect. The parties acknowledge and agree that the changes in the position titles and duties of the Executive reflected in Paragraphs 1 and 2 of this Amendment, and any associated changes in the Executive's reporting or supervisory responsibilities, do not constitute "Good Reason" for purposes of Paragraph 7(c)(iv) of the Employment Agreement.

                4. Headings. The headings of paragraphs herein are included
                   --------
solely for convenience of reference and shall not control the meanings or interpretation of any provisions of this Amendment.

                5. Merger. The Employment Agreement, as amended by this
                   ------
Amendment, contains the entire understanding between the parties hereto and supersedes any prior or contemporary contracts, agreements, understandings and/or negotiations, whether oral or written.

                6. Counterparts. This Amendment may be executed in two or more
                   ------------
counterparts each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

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                IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the day and year first above written.


Attest:                                         DQE, INC.


/s/  Diane S. Eismont                       By /s/  Wesley W. von Schack
-----------------------------------         ------------------------------------
Diane S. Eismont, Secretary                         Wesley W. von Schack,
                                                  Chairman, President and Chief
                                                    Executive Officer


Attest:                                         DUQUESNE LIGHT COMPANY


/s/  Diane S. Eismont                       By /s/  Wesley W. von Schack
-----------------------------------         ------------------------------------
Diane S. Eismont, Secretary                         Wesley W. von Schack,
                                                    Chairman and Chief
                                                    Executive Officer


                                                EXECUTIVE


                                                /s/  David D. Marshall
                                            ------------------------------------
                                                     David D. Marshall

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